UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 21, 2005
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                    Puradyn Filter Technologies Incorporated
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         0-29192                                          14-1708544
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(Commission File Number)                       (IRS Employer Identification No.)

2017 High Ridge Road, Boynton Beach, Florida                33426
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (561) 547-9499
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              (Registrant's Telephone Number, Including Area Code)


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          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES

         On June 8, 2005, Puradyn Filter Technologies Inc. (the Company,) executed subscription agreements with six accredited investors, including senior management, for which it received gross proceeds of $1.08 million for the purchase of 3,600,665 shares of common stock at $0.30 per share.

         Also, as part of this financing and as of June 17, 2005, the Company received from an additional investor a total of $60,000 for the purchase of 100,000 shares at $0.60 per share and warrants to purchase 400,000 shares, exercisable at a price of $0.80 per share.

          As part of these subscriptions, the Company will receive additional funds of $330,000 from senior management by July 1, 2005 in connection with the above offering. To date, $270,000 of the $600,000 committed by senior management has been received in this financing.

         Inasmuch each of the investors had a preexisting relationship with the issuer, are stockholders and/or are members of management, are accredited and sophisticated investors, the issuance of the securities was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933.

ITEM 8.01         OTHER EVENTS

         On June 10, 2005, six members of Puradyn's management team agreed to participate in a voluntary salary deferral program (the Program) until such time as the Company reaches a cash flow positive position. The Program will reduce salaries by an agreed-upon percentage, relative to current salary and position, on a paycheck basis and will be retroactive beginning May 23, 2005.

         No stock options or special considerations of any kind have been presented to the management team as an incentive to participate in the Program.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

            99.1 Press release of the Company dated June 21, 2005 announcing the funding raised from the private placement and a summary of the Program.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PURADYN FILTER TECHNOLOGIES INCORPORATED



                                     By: /s/ Richard C. Ford
                                        ----------------------------------------
                                        Richard C. Ford, Chief Executive Officer

DATED:  June 21, 2005

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